SEMI-ANNUAL REPORT                               ARMADA
NOVEMBER 30, 1996                                FUNDS
(UNAUDITED)                                      EQUITY
                                                 SERIES





ARMADA MID CAP REGIONAL FUND
ARMADA EQUITY FUND
ARMADA EQUITY INCOME FUND






                                                 [ARMADA FUNDS LOGO]

[LOGO]                      ARMADA FUNDS
                            EQUITY SERIES
                            SEMI-ANNUAL REPORT - NOVEMBER 30, 1996

                            (unaudited)


                                TABLE OF CONTENTS
                                Chairman's Message...........................................    1
                                Equity Market Overview.......................................    3

                                FUND OVERVIEWS
                                  Armada Mid Cap Regional Fund...............................    6
                                  Armada Equity Fund.........................................    9
                                  Armada Equity Income Fund..................................   12

                                PORTFOLIOS OF INVESTMENTS AND FINANCIAL HIGHLIGHTS
                                  Armada Mid Cap Regional Fund...............................   14
                                  Armada Equity Fund.........................................   18
                                  Armada Equity Income Fund..................................   22

                                FINANCIAL STATEMENTS
                                  Statement of Assets and Liabilities........................   26
                                  Statement of Operations....................................   27
                                  Statement of Changes in Net Assets.........................   28

                                NOTES TO FINANCIAL STATEMENTS................................   29

- SHARES OF THE ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY NATIONAL CITY BANK, ITS AFFILIATES OR ANY BANK.
- SHARES OF THE ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.
- AN INVESTMENT IN THE ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
- PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE, AND THE INVESTMENT RETURN WILL FLUCTUATE.

National City Bank and certain of its affiliates serve as investment advisers to Armada Funds for which they receive an investment advisory fee. For more complete information about the Armada Funds, including charges and expenses, please contact your investment specialist or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money. Armada Funds are distributed by 440 Financial Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581-5108. 440 Financial Distributors, Inc. is not affiliated with National City Bank and is not a bank.

LOGO                        CHAIRMAN'S MESSAGE

                            DEAR ARMADA FUNDS SHAREHOLDERS:

                              As the new Chairman of the Armada Board of
                            Trustees, I am pleased to bring you this six-month update. I would like to extend our best wishes and sincere appreciation to former Chairman Richard B. Tullis for his many years of dedication and invaluable service. His counsel will continue to be available in his ongoing role as Trustee.

                            EQUITY FUND RATED AMONG TOP PERFORMERS

                              Have you been following the Lipper performance
                            rankings of the Armada Equity Fund in the Wall Street Journal? If so, you have noticed a marked improvement in its one-year total returns. In fact, the Institutional and Retail shares of the Fund have most recently been ranked in the upper 40% of their peer group of large capitalization stock funds as represented by an "A" or "B" rating.

                            A NEW INVESTMENT OBJECTIVE FOR THE ENHANCED INCOME FUND

                              In September, shareholders of Armada Enhanced
                            Income Fund agreed to a new investment objective which seeks increased total return potential. (Total return is a combination of income and price appreciation over time.) By lengthening the Fund's average maturity from two years or less to 1 1/2 to four years, the Fund now can participate in full market cycles and strive for better returns. Though the change may increase the volatility of those returns, the Fund Managers believe that this increase will be outweighed by the potential benefits of its enhanced return.

                            NEW PRODUCT OFFERINGS

                              To make investing easy, affordable and convenient,
                            Armada Funds offers these new investment opportunities and information resources:

                              FOUR NEW PORTFOLIOS have been added to the Armada
                            family: the Intermediate Government Fund, the GNMA Fund, the Pennsylvania Municipal Fund, and the Pennsylvania Tax Exempt Fund (a money market fund). The addition of the two government bond funds means that you can now further diversify your income investments.

LOGO                        CHAIRMAN'S MESSAGE

                              NATIONAL CITY SWEEP ACCOUNTS make investing
                            effortless. Sweeps now can be established between a National City premium checking account and an Armada money market fund. The automatic "sweep" -- transfer of funds -- occurs when the checking account exceeds a target balance.

                              FUTUREQUEST brings sophisticated investment
                            solutions to the individual investor. This computer-aided process can help an investor determine an appropriate strategy for allocating assets among various mutual funds, including Armada Funds. The recommended strategy is based on factors such as an individual's investment time frame, tolerance for risks, goals, assets and liabilities.

                              WWW.NATIONAL-CITY.COM is National City's
                            convenient new address on the World Wide Web. Up-to-date information and highlights on the Armada Funds are included and are just a few "clicks" away. At National City's "Home Page," select Invest It! and you and prospective investors can gain access to quarterly performance information and the many benefits of investing in the Armada Funds.

                              We hope you share our enthusiasm for these
                            positive changes. To receive more information about your investment or any of the Armada Funds, please call 1-800-622-FUND (3863). We look forward to serving your investment needs and will continue to ensure that your loyalty and confidence in the Armada family is well placed.

                            Have a happy, healthy and prosperous 1997!

                            Sincerely,

                            /s/ Robert D. Neary
                            Robert D. Neary
                            Chairman
                            Armada Funds Board of Trustees

[LOGO]                      EQUITY MARKET OVERVIEW

                            REMARKS FROM THE ADVISERS

"INVESTOR FEARS OF POTENTIAL
INFLATIONARY WAGE GROWTH AND
DISAPPOINTMENT WITH EARNINGS
REPORTS SERVED TO REMIND
INVESTORS JUST WHAT THE TERM
"VOLATILE" MEANS WITH RESPECT
TO THE FINANCIAL MARKETS."    The summer of 1996 opened with a nerve-rattling
                            10% plunge which lasted into mid-July. Investor fears of potential inflationary wage growth and disappointment with earnings reports served to remind investors just what the term "volatile" means with respect to the financial markets. However, the stock market steadied itself by early August and then rocketed to new heights through November. The Standard & Poor's 500 Stock Index ("S&P") ended up, generating a total return of +14.38% for the first half of the Armada Funds' fiscal year (ending November 30, 1996). The S&P is now completing its eighth consecutive quarter of positive returns!

                              The primary cause of this summer's volatility was
                            the extreme diversity of opinion with regard to the economy. The "growth-is-too-fast" fixed income camp took command in July, as investors were convinced the Federal Reserve would tighten during the summer. The "growth-is-too-slow" equities camp chimed in with earnings concerns at the same time. At that point, a market meltdown appeared possible. While surprising at that time, the next occurrence should have been easily predictable, because it was exactly what has happened time after time since this leg of the great bull market began six years ago.

                              What happened? The growth-is-just-right camp took
                            control of both markets. Their mantra of "moderate economic growth, moderate inflation, moderate earnings growth" once again became the rallying cry for investors. If this camp is correct, the U.S. economy will not be overly strong, but will not slip into a recession either. Despite upward pressure on wages, inflation will not get close to 4%. This would allow a positive return from fixed income looking into 1997. This would also make it difficult for most companies to record strong earnings growth.

                              Those companies that can achieve solid earnings
                            should thus continue to do well. Stock market leadership for the six months ended November 30, 1996 was very clear cut. The best group by far was the financial stocks, followed by the technology sector as it rebounded from the June debacle. Capital goods, consumer staples and energy also did well. These groups will all benefit from a continuation of recent trends toward lower interest rates and moderate economic growth.

[LOGO]                      EQUITY MARKET OVERVIEW

                            REMARKS FROM THE ADVISERS

"IT APPEARS MUTUAL FUND
INVESTORS HAVE OVERCOME THEIR
UNEASE AND MOVED TOWARD AN
OPTIMISTIC, BUT NOT
IRRATIONALLY
EXUBERANT FRAME OF MIND."     An interesting development this autumn was the
                            much improved "breadth" of the market. When we refer to breadth, we are talking about such measures as the number of stock market indexes that are rising; the difference between advancing and declining stocks; and individual stocks reaching new highs versus those falling to new lows. Even the bullish market analysts were surprised by this strengthening.

                              By November, numerous indexes had joined the
                            Standard & Poor's 500 and Dow Jones Industrials at new highs. The cumulative advancing and declining stock measures had also returned to record territory. Only new highs versus new lows have remained well below the levels reached earlier in 1996. Much the same as clean, fresh breath is a plus for our social interactions, solid market breadth is a key underpinning for a healthy stock market. The more stocks that are rising, the better the market and the more likely we will see sustainable gains.

                              Another quickly reversed indicator was stock
                            mutual fund net inflows. The first half of 1996 saw inflows of $138 billion -- the previous record year was $130 billion in 1993 -- with growing inflows to the aggressive growth category. Speculative fever ran hot in May and June, which concerned us. Then came the blitzkrieg annihilation of the over-the-counter and smaller stocks into July. Would investors quit sending their hard earned cash to the mutual funds managers?

                              In a word, NO. While July inflows slipped to $6
                            billion, the next four months averaged over $15 billion to bring the calendar year to date total to more than $200 billion. It appears mutual fund investors have over-come their unease and moved toward an optimistic, but not irrationally exuberant frame of mind. The bulk of the autumn inflows was to more conservative funds such as equity income, growth and income, and balanced funds. This attitude is just-right for supporting our bullish longer term posture toward the stock market.

                              On the other hand, a market commentator recently
                            noted that "it has become stylish to be bearish." How could any reasonably sensible investor who lived through the 1970s not be deeply troubled by the enthusiasm individual investors exhibit for mutual funds at these high valuation levels? Our answer to the first part is clear in the prior paragraphs. We simply do not agree that individuals are overly enthusiastic.

[LOGO]                      EQUITY MARKET OVERVIEW

                            REMARKS FROM THE ADVISERS

"DEMOGRAPHIC TRENDS REMAIN
INTACT, ECONOMIC VOLATILITY
CONTINUES TO BE MUTED, AND
DISINFLATIONARY PRESSURES
REMAIN A POWERFUL ECONOMIC
CONSIDERATION."               The second part is more troublesome, because we
                            agree that stock market valuations are high. Our point is that the drivers of above average valuations will remain firmly in place in 1997. Remember the just-right mantra: "moderate economic growth, moderate inflation, moderate earnings growth."

                              The long term picture still looks strong.
                            Demographic trends remain intact, economic volatility continues to be muted, and disinflationary pressures remain a powerful economic consideration. As such, we would caution investors not to make drastic reallocations of funds to avoid the next bear market. While that day will come, it has not yet arrived. We continue to focus our stock picking on a combination of strong financials, solid valuations and visible earnings power.

                              We believe this bullish environment will continue
                            during the second half of fiscal 1997.

[LOGO]                      ARMADA MID CAP REGIONAL FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
LAWRENCE E. BAUMGARTNER,
  PRESIDENT
  BROAD STREET
  ASSET MANAGEMENT

FUND'S DATE OF INCEPTION:
JULY 26, 1994 (INSTITUTIONAL SHARES)
AUGUST 15, 1994 (RETAIL SHARES)

ASSETS:
$126,968,010 (INSTITUTIONAL SHARES)
$  4,259,740 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
SEEK CAPITAL APPRECIATION BY
INVESTING IN A DIVERSIFIED FUND
OF PUBLICLY TRADED EQUITY
SECURITIES OF ISSUERS WHICH
ARE DOMICILED PRIMARILY IN OHIO,
INDIANA, KENTUCKY AND
PENNSYLVANIA AND CONTIGUOUS
STATES AND OTHER STATES IN
WHICH NATIONAL CITY
CORPORATION AFFILIATES ARE
LOCATED.
                              For the six months ended November 30, 1996, the
                            small- and mid-cap markets turned in mixed results, with the Russell 2000 showing a -1.36% return, and the S&P Mid Cap gaining 7.4%. However, behind these numbers there was no shortage of excitement, as we saw a correction of 15% on the smaller cap Russell Index, followed by an ensuing rally which has now regained nearly all the lost ground. Apparently, investors have again learned to "buy on any dip" as mutual fund inflows picked up strongly after a one month slowing during July. This correction was obviously short-lived and was concentrated in the growth and emerging growth sectors of the market which had been in a leadership position over the past 18 months. Initial Public Offerings (IPO's) have remained on a torrid pace as the Street continues to find no shortage of companies wishing to come public in the current environment. In fact, new stock issuance activity reached the $119 billion level this year through November, which eclipses the annual record of $86 billion set in 1993.

                              Because the Armada Mid Cap Regional Fund is
                            managed with a Value bias, we were able to sidestep most of the damage incurred during the correction and showed a strong return of 7.33% to Institutional shareholders and 7.19% (before sales charges) to Retail shareholders over this six-month period. Performance was helped by a high level of takeover/merger activity as eight of our companies agreed to be sold at premiums to their market prices, while an additional two companies are in the midst of merger/sale activity. If these final two deals are consummated, we'll have totaled ten takeovers for the calendar year. While this level of takeover activity appears very high, we have learned over the years to expect to lose some of our holdings as a direct result of our value methodology. After all, investment bankers also see the very cheap valuations being placed on our companies by the marketplace.

[LOGO]                      ARMADA MID CAP REGIONAL FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

"PERFORMANCE WAS HELPED BY A
HIGH LEVEL OF TAKEOVER/MERGER
ACTIVITY AS EIGHT OF OUR
COMPANIES AGREED TO BE SOLD
AT PREMIUMS TO THEIR MARKET
PRICES, WHILE AN ADDITIONAL
TWO COMPANIES ARE IN THE
MIDST OF MERGER/SALE
ACTIVITY."                    The portfolio structure has changed moderately
                            over the past six months as we have slowly and methodically increased our technology exposure in the Fund to approximately 12.5% of assets. This compares to approximately 16% for our comparable indices, and is in direct response to the valuation now being placed on the companies we own. These stocks now trade at low multiples of earnings, book value, and in some cases, low multiples of the net cash positions on the balance sheet. As you know, we let market prices dictate which stocks we are willing to look at, and more technology stocks are beginning to stand out as candidates. Our other heavy weighting in the Fund continues to be the Financial Services area, with an emphasis on the Insurance group, while we have cut our Basic Products exposure in response to higher prices for several of our holdings. The Insurance group continues to interest us as the consolidation phase is proceeding at a rapid pace. In fact, three of our takeovers this year have occurred in the insurance business.

                              Those shareholders who have read our previous
                            commentaries know we manage this Fund with an eye toward value, and a discipline of buying shares which are depressed in price, but rich in the assets they represent. Is the market overvalued? By nearly every measure held against historic parameters the answer is unequivocally "Yes, the overall market is overvalued". However, we continue to find stocks in the smaller cap arena which we believe hold solid underlying value, and the opportunity for continued appreciation over the year ahead. From our view at Broad Street, there appears to be a direct correlation between MARKET CAPITALIZATION and VALUE right now with the smallest companies having been shunned in exchange for the liquidity and perceived safety of larger capitalization names. Those who recall the end of the Nifty Fifty era in 1973-1974, or who witnessed the Crash of 1987 know that there is no safety in stocks which are overvalued, no matter what the perceptions may be.

                              What this specifically means is that the Mid Cap
                            Regional Fund enters 1997 trading at a very modest Price/Earnings ratio of 11x 1997 expected earnings, compared to a "market" trading at 17x expected earnings. We enter 1997 trading at a meager Price/Book multiple of 1.3x in a "market" trading at 3.2x reported book value. We are comfortable that each name we own represents solid underlying value and, as we've seen this year with the abundance of takeover activity, solid underlying value is always realized, ONE WAY OR ANOTHER.

LOGO  ARMADA MID CAP REGIONAL FUND OVERVIEW

 COMMENTS FROM THE MANAGER

"WE ARE COMFORTABLE THAT EACH
NAME WE OWN REPRESENTS SOLID
UNDERLYING VALUE AND, AS
WE'VE SEEN THIS YEAR WITH THE
ABUNDANCE OF TAKEOVER ACTIVITY,
SOLID UNDERLYING VALUE IS
ALWAYS REALIZED, ONE WAY OR
ANOTHER."


-------------------------------------------------------------------------------
                  TOTAL RETURNS as of 11/30/96
-------------------------------------------------------------------------------
                                     Six Months   1-Year   Since Inception(2,4)
                                 ----------------------------------------------
 Armada Mid Cap Regional Fund
 Institutional Shares(1)               7.33%      22.28%          19.09%
-------------------------------------------------------------------------------
 Armada Mid Cap Regional Fund
 Retail Shares With Sales Charge       3.20%      17.41%          16.02%
               Without Sales Charge    7.19%      21.97%         -17.99%
-------------------------------------------------------------------------------
           Past performance is not predictive of future performance.

                      GROWTH OF A $10,000 INVESTMENT (3)

                                   Armada                    Armada
                                  Mid Cap                   Mid Cap
                               Regional Fund              Regional Fund
     Measurement Period        (Institutional         (Retail Shares with
    (Fiscal Year Covered)        Shares)(1)              sales charge)           Russell 2000 Index    S&P Midcap 400 Index
5-94                               10000                       9625                      10000                10000
11-94                              10490                       9839                      10056                 9969
5-95                               11462                      10736                      11230                11372
11-95                              12338                      11537                      12924                13209
5-96                               14057                      13128                      15266                14608
11-96                              15620                      14569                      15058                15687

1 Institutional shares are sold primarily to Banks and clients of National
  Asset Management Corporation ("NAM") customers. Certain account level charges may apply.
2 The Armada Mid Cap Regional Fund's date of inception was July 26, 1994 for
  Institutional shares and August 15, 1994 for Retail shares.
3 The return and principal value of an investment will fluctuate. When redeemed, shares may be worth more or less than their original cost.
4 Annualized.

[LOGO]                      ARMADA EQUITY FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
 EQUITY GROWTH
 STYLE TEAM OF
 NATIONAL CITY'S
 ASSET MANAGEMENT GROUP

FUND'S DATE OF INCEPTION:
DECEMBER 20, 1989 (INSTITUTIONAL SHARES)
APRIL 15, 1991 (RETAIL SHARES)

ASSETS:
$234,322,321 (INSTITUTIONAL SHARES)
$  6,836,559 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
SEEK A HIGH LEVEL OF TOTAL
RETURN ARISING OUT OF CAPITAL
APPRECIATION AND INCOME. THE
FUND INVESTS IN COMMON STOCKS
AND SECURITIES CONVERTIBLE
INTO COMMON STOCKS.           The Armada Equity Fund (the "Fund") recorded a
                            strong 15.13% return for Institutional shareholders and 15.02% (before sales charges) for Retail shareholders for the six-month period ended November 30, 1996. Our benchmarks were close behind, as the Standard & Poor's 500 Stock Index (the "S&P 500") was up 14.38% and our new benchmark adopted in January 1996, the Standard & Poor's/BARRA Growth Index (the "BARRA Growth") appreciated 15.10%.

                              The stock market's advance for the past six months
                            required a powerful rebound to offset the sharp 10% decline suffered in June-July. Early in the period, we increased our technology exposure significantly which clearly aided relative performance. By the end of the third quarter, we had trimmed back positions in some of these stocks that had achieved very large price advances. One example is Intel, which soared over 50% from its summer lows. Oracle, Microsoft and Sun Microsystems were all important contributors to Fund performance. Other strong stocks included Pfizer and Merck. The underweighting in telecommunications services also benefited relative performance.

                              The Armada Equity Fund has greatly improved its
                            one year performance ranking relative to its peer group of large capitalization growth stock funds. We have risen from the bottom quintile to the second quintile over the past year.

                            LOOKING FORWARD

                              The Armada Equity Fund is a large cap growth stock
                            fund. Our objective is to seek a high level of total return from capital appreciation and income. The majority of the Fund will consist of high quality companies with longer term growth rates projected at well above the S&P 500 growth rate, but we will also own cyclical growth companies that are in the "sweet spot" of their earnings cycles.

[LOGO]                      ARMADA EQUITY FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

"THE ARMADA EQUITY FUND HAS
GREATLY IMPROVED ITS ONE YEAR
PERFORMANCE RANKING RELATIVE
TO ITS PEER GROUP OF LARGE
CAPITALIZATION GROWTH STOCK
FUNDS."                       Entering the fiscal year, we had greatly increased
                            our exposure to the "classic" large cap growth companies such as Coca Cola, Home Depot, PepsiCo and Microsoft, as well as the pharmaceutical companies. This emphasis was beneficial to performance. Over the longer term, we will generally maintain large positions in these premier companies. However, when the stock market turns in historically strong returns such as we have experienced the past two years, many of these premier companies see their stocks reach extended levels. Our valuation work suggested that such a point had been reached early this autumn. The result was a reevaluation of the Armada Equity Fund holdings.

                              This strong market move toward stable growth
                            companies was driven by widespread fears of a Federal Reserve tightening that might lead to a recession in 1997. We view this scenario as highly improbable. Thus, our research efforts indicated that we should shift the Fund away from "overvalued" classic growth stocks toward "undervalued" cyclical companies. The latter companies will be positioned to report stronger than consensus earnings per share (i.e. positive earnings surprises) if moderate economic growth continues through 1997.

                              Thus, while our core long term holdings include
                            companies such as Philip Morris, Eli Lilly, Merck, Home Depot, General Electric, Intel, Microsoft and Procter & Gamble, our recent purchases have been well-managed economically sensitive companies that are positioned for strong 1997 earnings growth. These companies are market share leaders in their industries. We believe they can sustain their strong returns on invested capital. Their stocks are valued as if that were not the case. Thus, we can participate in their success in extending the "sweet spot" of the earnings cycle. Stocks we have purchased that fit this category include Caterpillar, Tyco International, Chrysler, Carnival Cruise Lines, Deere, Boeing, Schlumberger, General Motors, Halliburton and Wal Mart.

                              The bottom line is: the Fund has estimated
                            earnings per share growth well in excess of S&P 500 estimates and equivalent to S&P/Barra Growth Index rates, but our valuation measures are significantly lower. This is what is known as a superior expected reward vs. risk ratio.

LOGO   ARMADA EQUITY FUND OVERVIEW

COMMENTS FROM THE MANAGER
". . . OUR RESEARCH EFFORTS
INDICATED THAT WE SHOULD SHIFT
THE FUND AWAY FROM
'OVERVALUED' CLASSIC GROWTH
STOCKS TOWARD 'UNDERVALUED'
CYCLICAL COMPANIES."


------------------------------------------------------------------------------------------------------------------
                                      TOTAL RETURNS as of 11/30/96
------------------------------------------------------------------------------------------------------------------
                                     Six Months      1-Year       3-Years(4)    5-Years(4)    Since Inception(2,4)
                                    ------------------------------------------------------------------------------
 Armada Equity Fund
 Institutional Shares(1)                15.13%        27.06%         17.30%        13.86%             13.46%
------------------------------------------------------------------------------------------------------------------
 Armada Equity Fund
 Retail Shares With Sales Charge        10.73%        22.06%         15.56%        12.73%             12.61%
          Without Sales Charge          15.02%        26.84%         17.04%        13.60%             13.23%
------------------------------------------------------------------------------------------------------------------
                                     Past performance is not predictive of future performance.

                                GROWTH OF A $10,000 INVESTMENT (3)




                                                           Armada Equity Fund
   Measurement Period             Armada Equity Fund         (Retail Shares
 (Fiscal Year Covered)        (Institutional Shares)(1)    with sales charge)             S&P 500         S&P/BARRA Growth Index
Nov-1989                              10000                       9625                      10000                  10000
May-1990                              10846                      10439                      10402                  10599
Nov-1990                              10074                       9696                       9427                   9711
May-1991                              12810                      12329                      11605                  12089
Nov-1991                              12579                      12071                      11346                  12152
May-1992                              13950                      13374                      12746                  13388
Nov-1992                              15164                      14519                      13438                  14472
May-1993                              14955                      14311                      14223                  14318
Nov-1993                              14912                      14246                      14793                  14709
May-1994                              15166                      14471                      14829                  14468
Nov-1994                              14987                      14287                      14950                  15016
May-1995                              16777                      15969                      17823                  17828
Nov-1995                              18942                      18005                      20478                  20863
May-1996                              20905                      19855                      22899                  23267
Nov-1996                              23357                      22148                      24650                  26778

1 Institutional shares are sold primarily to Banks and National Asset
  Management Corporation ("NAM") customers. Certain account level charges may apply.
2 The Armada Equity Fund's date of inception was December 20, 1989 for
  Institutional shares and April 15, 1991 for Retail shares.
3 The return and principal value of an investment will fluctuate. When redeemed, shares may be worth more or less than their original cost.
4 Annualized.

[LOGO]                      ARMADA EQUITY INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
 EQUITY VALUE
 STYLE TEAM OF
 NATIONAL CITY'S
 ASSET MANAGEMENT GROUP

FUND'S DATE OF INCEPTION:
JULY 1, 1994 (INSTITUTIONAL SHARES)
AUGUST 22, 1994 (RETAIL SHARES)

ASSETS:
$91,105,472 (INSTITUTIONAL SHARES)
$   320,067 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
SEEK A COMPETITIVE TOTAL RATE
OF RETURN THROUGH INVESTMENTS
IN EQUITY AND EQUITY
EQUIVALENT SECURITIES WHICH CARRY
PREMIUM CURRENT YIELDS.
                            PERFORMANCE

                              The Armada Equity Income Fund recorded a 23.78%
                            return for Institutional shareholders and 23.40% return (before sales load) for Retail shareholders for the 12-month period ended November 30, 1996. The benchmark, the Standard & Poor's/BARRA Value Index, returned 27.5% over the same period. For the six-month period ended November 30, 1996, the Armada Equity Income Fund recorded a 13.73% return for Institutional shareholders and a 13.60% return (before sales load) for Retail shareholders. Standard & Poor's/BARRA Value returned 13.7% over this period.

                              In the most recent six months, the portfolio
                            performance was boosted by an overweighting in bank stocks. Performance was also helped by underexposure to stocks with high volatility, stocks of companies with high expected future earnings growth, and stocks of companies with highly variable earnings. The portfolio performance was hurt by the higher than benchmark yield, given that high yield stocks underperformed in the period. In addition, the Fund's overweighting in chemical and telephone stocks hurt performance.

                            RECENT ACTIVITY

                              Over the summer and fall months, we repositioned
                            the portfolio to reflect improving economic prospects in 1997. Our positions in basic materials, consumer cyclicals, transportation, and technology stocks were increased while positions in financial stocks and energy were reduced. We initiated or increased positions in UST, American Brands, and Philip Morris to take advantage of attractive valuations relative to Tambrands and Clorox, which were eliminated. We reduced positions in Boeing, Sears Roebuck and Browning-Ferris to fund purchases of General Dyanamics, Intimate Brands, Maytag, Thomas & Betts, and Hubbell, also on the basis of valuation.

                            STRUCTURE/OUTLOOK

                              Relative to the Standard & Poor's/BARRA Value
                            Index, the Fund is currently overweighted in capital goods and basic materials stocks. The Fund is underweighted in consumer cyclicals, financials, and energy stocks.

                              The Fund's emphasis on higher yield, undervalued
                            stocks with positive earnings revisions will be maintained going forward. In the event of a correction, we believe the Fund is well-positioned, to outperform higher risk profile investments.

[LOGO]                      ARMADA EQUITY INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER
"IN THE MOST RECENT SIX
MONTHS, THE PORTFOLIO
PERFORMANCE WAS BOOSTED
BY AN OVERWEIGHTING IN
BANK STOCKS AND
UNDEREXPOSURE TO STOCKS
WITH
HIGH VOLATILITY."

--------------------------------------------------------------------------------------
                                TOTAL RETURNS as of 11/30/96
--------------------------------------------------------------------------------------
                                       Six Months       1-Year   Since Inception(2,4)
                                     -------------------------------------------------
 Armada Equity Income Fund
 Institutional Shares(1)                  13.73%         23.78%         19.51%
--------------------------------------------------------------------------------------
 Armada Equity Income Fund
 Retail Shares With Sales Charge           9.36%         18.82%         17.23%
          Without Sales Charge            13.60%         23.40%         19.21%
--------------------------------------------------------------------------------------
              Past performance is not predictive of future performance.

                                     GROWTH OF A $10,000 INVESTMENT (3)
  Measurement Period                          Retail Shares
(Fiscal Year Covered)     Institutional       w/ sales charge           S&P 500                BARRA Value
May-1994                 10,000.00(1)            9,625.00(2)            10,000.00(3)            10,000.00(3)
Nov-1994                  9,959.60               9,336.90               10,334.72               10,055.30
May-1995                 11,309.10              10,594.80               12,320.94               12,040.40
Nov-1995                 12,439.80              11,641.80               14,156.58               13,568.50
May-1996                 13,539.60              12,646.50               15,829.25               15,212.61
November-1996            15,188.33              14,171.97               17,040.00               17,070.55

1 Institutional shares are sold primarily to Banks and National Asset Management Corporation ("NAM") customers. Certain account level charges may apply.

2 The Armada Equity Income Fund's date of inception was July 1, 1994 for Institutional shares and August 22, 1994 for Retail shares.

3 The return and principal value of an investment will fluctuate. When redeemed, shares may be worth more or less than their original cost.

4 Annualized.

[LOGO]                      PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA MID CAP REGIONAL FUND
(UNAUDITED)

                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
COMMON STOCK -- 96.6%
AEROSPACE -- 0.5%
  ECC International Corp.+...      85,000  $    690,625
                                           ------------

AUTOMOTIVE PARTS -- EQUIPMENT -- 6.4%
  Amcast Industrial Corp.....      37,500       885,937
  Borge-Warner Automotive,
   Inc.......................      52,500     2,100,000
  Excel Industries, Inc......      65,000       975,000
  Spartan Motors, Inc........     190,000     1,211,250
  Standard Products Co.......      69,700     1,594,388
  Stant Corporation..........      50,000       625,000
  Sudbury Inc................      42,000       522,375
  Treadco Inc................      50,000       484,375
                                           ------------
                                              8,398,325
                                           ------------
BANKING -- 2.8%
  First Virginia Banks,
   Inc.......................      50,000     2,431,250
  Huntington Bancshares,
   Inc.......................      51,425     1,282,410
                                           ------------
                                              3,713,660
                                           ------------
BUILDING & BUILDING SUPPLIES -- 4.9%
  Pulte Corp.................     110,000     3,368,750
  Ryland Group, Inc..........     113,500     1,574,813
  Standard-Pacific Corp......      90,000       528,750
  Synthetic Industries,
   Inc.+.....................      70,000       971,250
                                           ------------
                                              6,443,563
                                           ------------
BUSINESS SERVICES -- 1.2%
  Information Resources,
   Inc.+.....................     132,500     1,515,468
                                           ------------

CHEMICALS -- 3.2%
  American Pacific Corp.+....      87,500       601,562
  Geon Co....................      30,000       566,250
  High Plains Co.+...........     170,000       908,437
  Wellman, Inc...............     130,400     2,102,700
                                           ------------
                                              4,178,949
                                           ------------

                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
COMPUTERS -- 0.4%
  Autodesk, Inc..............      20,000  $    557,500
                                           ------------

DRUGS & HEALTH CARE -- 1.6%
  Bindley Western Industries,
   Inc.......................     117,000     2,076,750
                                           ------------

FINANCIAL SERVICES -- 3.1%
  Countrywide Credit
   Industries, Inc. DE.......      35,000     1,010,625
  Liberty Financial Co.......      20,000       710,000
  U.S. Trust Corp............      30,400     2,261,000
                                           ------------
                                              3,981,625
                                           ------------
FOODS -- 3.1%
  Thorn Apple Valley,
   Inc.+.....................     135,100     1,722,525
  WLR Foods, Inc.............     186,300     2,375,325
                                           ------------
                                              4,097,850
                                           ------------
FREIGHT & SHIPPING -- 2.0%
  Airborne Freight Corp......     118,200     2,541,300
                                           ------------

HOTEL/RESTAURANTS -- 1.2%
  Red Roof Inns Inc.+........      97,000     1,527,750
                                           ------------
INSURANCE -- BROKER -- 2.1%
  Acordia, Inc...............      40,000     1,190,000
  Gallagher (Arthur J.) &
   Co........................      50,000     1,537,500
                                           ------------
                                              2,727,500
                                           ------------
INSURANCE -- LIFE -- 2.9%
  FBL Financial Group Inc.,
   Class A+..................      40,000     1,050,000
  Kansas City Life Insurance
   Co........................      22,000     1,303,500
  Washington National
   Corp......................      50,100     1,396,538
                                           ------------
                                              3,750,038
                                           ------------

                             See Accompanying Notes

[LOGO]                      PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA MID CAP REGIONAL FUND
(UNAUDITED)

                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
INSURANCE -- PROPERTY AND CASUALTY -- 14.1%
  Farm Family Holdings,
   Inc.+.....................      50,000  $    984,375
  Harleysville Group, Inc....     137,700     4,234,275
  Horace Mann Educators
   Corp......................     255,300     9,637,575
  Progressive Corp. OH.......      20,000     1,395,000
  PXRE Corp., Class A........      86,500     2,086,813
                                           ------------
                                             18,338,038
                                           ------------
MACHINERY (MINING) -- 0.5%
  Astec Industries, Inc.+....      70,000       621,250
                                           ------------

MANUFACTURING -- 0.4%
  Park Ohio Industries,
   Inc.+.....................      35,000       509,688
                                           ------------

MEDICAL & MEDICAL SERVICES -- 8.2%
  John Alden Financial
   Corp......................     362,300     6,385,537
  Pioneer Financial Services,
   Inc.......................     121,400     2,245,900
  Rightchoice Managed Care,
   Inc., Class A+............     107,000       976,375
  West, Inc..................      40,000     1,145,000
                                           ------------
                                             10,752,812
                                           ------------
METALS & MINING -- 2.2%
  Brush Wellman, Inc.........      36,800       616,400
  Carbide Graphite Group,
   Inc.+.....................      51,000       975,375
  Cleveland Cliffs, Inc......      30,000     1,327,500
                                           ------------
                                              2,919,275
                                           ------------
NATURAL RESOURCES -- 1.5%
  Florida Rock Industries,
   Inc.......................      10,000       307,500
  Nord Resources Corp.+......     390,600     1,660,050
                                           ------------
                                              1,967,550
                                           ------------
                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
OIL & GAS -- 1.9%
  Belden & Blake Corp.+......      75,400  $  1,913,275
  Sun Company, Inc...........      20,000       500,000
                                           ------------
                                              2,413,275
                                           ------------
PAPER & FOREST PRODUCTS -- 2.9%
  Chesapeake Corp............      34,500     1,052,250
  Mead Corp..................      25,000     1,481,250
  Pope & Talbot, Inc.........      75,000     1,190,625
                                           ------------
                                              3,724,125
                                           ------------
RETAIL MERCHANDISING -- 1.1%
  Brown Group, Inc...........      40,000       760,000
  Shoe Carnival, Inc.+.......     100,000       537,500
  Value City Department
   Stores, Inc...............      10,000       127,500
                                           ------------
                                              1,425,000
                                           ------------
RETAIL STORES -- 0.4%
  Bon Ton Stores Inc.+.......     100,000       575,000
                                           ------------

SPECIALTY CHEMICALS -- 3.9%
  Ferro Corp.................     104,100     3,005,887
  Fuller (H.B.) Co...........      44,800     2,128,000
                                           ------------
                                              5,133,887
                                           ------------
STEEL -- 3.9%
  Cold Metal Products,
   Inc.+.....................      24,000       159,000
  Huntco, Inc................      42,800       668,750
  Insteel Industries, Inc....     281,400     2,251,200
  Shiloh Industries, Inc.+...      19,700       329,975
  Steel Technologies, Inc....     138,200     1,744,775
                                           ------------
                                              5,153,700
                                           ------------

                             See Accompanying Notes

[LOGO]                      PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA MID CAP REGIONAL FUND
(UNAUDITED)

                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
TECHNOLOGY -- 9.8%
  Bel Fuse, Inc.+............      51,600  $    651,450
  Exar Corp.+................     150,600     2,381,363
  Information Storage Devices
   Inc.+.....................     134,500       849,031
  Mapinfo Corp.+.............       6,300        69,300
  Opti, Inc.+................     206,400     1,090,050
  SDL, Inc.+.................      77,500     1,758,281
  Sequent Computer Systems,
   Inc.+.....................     130,000     2,201,875
  Stratus Computer, Inc.+....      50,000     1,287,500
  System Software Associates,
   Inc.......................      80,000     1,115,000
  Vishay
   Intertechnology, Inc.+....      68,000     1,428,000
                                           ------------
                                             12,831,850
                                           ------------
TELECOMMUNICATIONS -- 0.8%
  Aerial
   Communications Inc.+......     120,000     1,012,500
                                           ------------

TEXTILES -- 0.5%
  Oneita Industries, Inc.....     100,000       375,000
  Phillips-Van Heusen
   Corp......................      25,000       321,875
                                           ------------
                                                696,875
                                           ------------
TIRE & RUBBER -- 0.7%
  Bandag, Inc., Class A......      20,000       930,000
                                           ------------
TOBACCO -- 3.8%
  Dimon, Inc.................     121,000     2,510,750
  Universal Corp.............      83,300     2,394,875
                                           ------------
                                              4,905,625
                                           ------------
                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
TRUCKING -- 4.6%
  M.S. Carriers, Inc.+.......     148,400  $  2,782,500
  MTL, Inc.+.................      53,700     1,147,838
  USFreightways Corp.........      78,600     2,038,688
                                           ------------
                                              5,969,026
                                           ------------
  TOTAL COMMON STOCK
  (Cost $111,785,259)........               126,080,379
                                           ------------

PREFERRED STOCK -- 1.6%
ENERGY -- 1.6%
  Sun Company Inc............      80,000     2,050,000
                                           ------------
   (Cost $1,926,675)

TEMPORARY INVESTMENT -- 1.8%
  Fidelity Domestic
   Market Portfolio..........   2,389,330     2,389,330
                                           ------------
   (Cost $2,389,330)
TOTAL INVESTMENTS -- 100.0%                $130,519,709
   (Cost $116,101,264*)                    ============

---------------

* Cost for Federal income tax purposes -- $116,227,568.

+ Non-income producing.

The gross unrealized appreciation (depreciation) for Federal income tax purposes is as follows:

Gross appreciation.......................  $ 18,588,242
Gross depreciation.......................    (4,296,101)
                                           ------------
                                           $ 14,292,141
                                           ------------

                             See Accompanying Notes

[LOGO]                      FINANCIAL HIGHLIGHTS

                            ARMADA MID CAP REGIONAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             FOR THE SIX MONTHS
                                           ENDED NOVEMBER 30, 1996           FOR THE YEAR ENDED           FOR THE PERIOD ENDED
                                                 (UNAUDITED)                    MAY 31, 1996                  MAY 31, 1995
                                        -----------------------------     ------------------------     --------------------------
                                         INSTITUTIONAL    RETAIL      INSTITUTIONAL     RETAIL     INSTITUTIONAL(3)   RETAIL(3)
                                        ---------------  --------     -------------     ------     --------------     -------
Net asset value, beginning of period...    $   13.10     $  12.94        $ 11.38        $11.26        $  10.00        $10.16
                                             -------       ------        -------        ------         -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income................          .04          .04            .08           .06             .10           .07
  Net gain on securities (realized and
    unrealized)........................          .92          .89           2.41          2.37            1.36          1.11
                                             -------       ------        -------        ------         -------        ------
    Total from investment operations...          .96          .93           2.49          2.43            1.46          1.18
                                             -------       ------        -------        ------         -------        ------
LESS DISTRIBUTIONS
  Dividends from net investment
    income.............................         (.00)        (.00)          (.08)         (.06)           (.04)         (.04)
  Dividends in excess of net investment
    income.............................         (.00)        (.00)          (.02)         (.02)           (.00)         (.00)
  Dividends from net realized capital
    gains..............................         (.00)        (.00)          (.67)         (.67)           (.04)         (.04)
                                             -------       ------        -------        ------         -------        ------
    Total distributions................         (.00)        (.00)          (.77)         (.75)           (.08)         (.08)
                                             -------       ------        -------        ------         -------        ------
Net asset value, end of period.........    $   14.06     $  13.87        $ 13.10        $12.94        $  11.38        $11.26
                                             =======       ======        =======        ======         =======        ======
TOTAL RETURN...........................        15.15%(4)    14.85%(4,5)    22.64%        22.28%(5)       17.42%(4)     14.80%(4,5)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    000's).............................    $ 126,968     $  4,260        $99,294        $4,702        $ 50,993        $3,567
  Ratio of expenses to average net
    assets.............................          .96%(4)     1.21%(4)       1.05%(1)      1.30%(2)        1.01%(1,4)    1.34%(2,4)
  Ratio of net investment income to
    average net assets.................          .80%(4)      .56%(4)        .83%(1)       .58%(2)        1.31%(1,4)    1.09%(2,4)
  Portfolio turnover rate..............           31%          31%           106%          106%             69%           69%
  Average commission rate..............    $    0.05     $   0.05        $  0.06        $ 0.06              --            --

1 The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the Institutional class for the year ended May 31, 1996 would have been 1.06% and .82%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator, and Custodian for the Institutional class for the period ended May 31, 1995 would have been 1.15% and 1.17%, respectively.

2 The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the Retail class for the year ended May 31, 1996 would have been 1.32% and .56%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator, and Custodian for the Retail class for the period ended May 31, 1995 would have been 1.38% and 1.05%, respectively.

3 Institutional and Retail classes commenced operations on July 26, 1994 and August 15, 1994, respectively.

4 Annualized.

5 Total Return excludes sales charge.

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA EQUITY FUND
(UNAUDITED)

                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
COMMON STOCK -- 94.8%
AEROSPACE -- 2.2%
  Boeing Co..................      25,000  $  2,484,375
  McDonnell Douglas Co.......      10,000       528,750
  United Technologies
   Corp......................      15,000     2,103,750
                                           ------------
                                              5,116,875
                                           ------------
APPAREL -- 1.3%
  Liz Claiborne, Inc.........      70,000     2,966,250
                                           ------------
AUTO - TRUCKS -- 5.5%
  Chrysler Corp..............     235,500     8,360,250
  General Motors Corp........      80,000     4,610,000
                                           ------------
                                             12,970,250
                                           ------------
BANKING -- 3.1%
  Bank of Boston Corp........      15,000     1,048,125
  Chase Manhattan Corp.......      30,000     2,835,000
  First Bank Systems, Inc....      13,000       947,375
  MBNA Corp..................      63,000     2,543,625
                                           ------------
                                              7,374,125
                                           ------------
BUSINESS SERVICES -- 0.9%
  Reuters Holdings PLC, ADS..      29,400     2,138,850
                                           ------------
CHEMICALS -- 3.4%
  E.I. duPont de Nemours &
   Co........................      40,200     3,788,850
  Praxair, Inc...............      55,000     2,674,375
  Rohm & Haas Co.............      20,000     1,592,500
                                           ------------
                                              8,055,725
                                           ------------
COMPUTERS -- 4.7%
  Cisco Systems, Inc.+.......      10,000       679,375
  Intel Corp.................      20,000     2,536,250
  Microsoft Corp.+...........      14,100     2,212,819
  Oracle Systems Corp.+......      45,000     2,210,625
  Seagate Technology, Inc....      40,000     1,580,000
  Sun Microsystems Inc.+.....      30,000     1,745,625
                                           ------------
                                             10,964,694
                                           ------------

                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
CONSUMER NON-DURABLES -- 0.7%
  Procter & Gamble Co........      15,000  $  1,631,250
                                           ------------
COSMETICS-TOILETRY -- 0.7%
  Avon Products, Inc.........      30,000     1,672,500
                                           ------------
DIVERSIFIED -- 0.7%
  PPG Industries, Inc........      25,000     1,531,250
                                           ------------
DISCOUNTED DRUG STORES -- 1.0%
  Revco D.S., Inc.+..........      65,000     2,242,500
                                           ------------
DRUGS & HEALTH CARE -- 15.2%
  Abbott Laboratories........      50,860     2,835,445
  American Home Products
   Corp......................      43,440     2,791,020
  Amgen+.....................      45,000     2,745,000
  Biogen, Inc.+..............      80,000     3,080,000
  Eli Lilly & Co.............      85,000     6,502,500
  Healthsouth Rehabilitation
   Corp.+....................     160,000     6,020,000
  Merck & Company, Inc.......      55,000     4,565,000
  Pfizer, Inc................      50,000     4,481,250
  Schering-Plough Corp.......      20,600     1,467,750
  Smithkline Beecham.........      20,000     1,377,500
                                           ------------
                                             35,865,465
                                           ------------
ELECTRICAL EQUIPMENT -- 2.4%
  Emerson Electric Co........      15,000     1,471,875
  General Electric Co........      40,000     4,160,000
                                           ------------
                                              5,631,875
                                           ------------
ELECTRONICS -- 2.8%
  Diebold, Inc...............      19,950     1,189,519
  Honeywell, Inc.............      40,000     2,745,000
  Micron Technology, Inc.....      20,000       662,500
  Perkin Elmer Corp..........      22,000     1,355,750
  Rockwell International
   Corp.+....................      10,000       642,500
                                           ------------
                                              6,595,269
                                           ------------

                             See Accompanying Notes

[LOGO]                      PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA EQUITY FUND
(UNAUDITED)

                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
FINANCIAL SERVICES -- 6.9%
  American International
   Group.....................      16,000  $  1,840,000
  Household International,
   Inc.......................      14,000     1,326,500
  Merrill Lynch & Co.,
   Inc.......................      20,000     1,605,000
  Norwest Corp...............      38,300     1,790,525
  Salomon, Inc ..............      70,000     3,193,750
  SunAmerica, Inc............      34,000     1,423,750
  State Street Boston
   Corp......................      30,000     2,028,750
  Travelers Group, Inc.......      70,000     3,150,000
                                           ------------
                                             16,358,275
                                           ------------
HOTEL/RESTAURANTS -- 0.9%
  Hilton Hotels Corp.........      70,000     2,047,500
                                           ------------
LEISURE TIME -- 4.9%
  Callaway Golf Co...........     110,900     3,368,588
  Carnival Cruise Lines......     140,000     4,427,500
  Eastman Kodak Co...........      45,000     3,645,000
                                           ------------
                                             11,441,088
                                           ------------
MACHINERY & HEAVY EQUIPMENT -- 4.1%
  Caterpillar, Inc...........      80,000     6,330,000
  Deere & Co.................      73,000     3,257,625
                                           ------------
                                              9,587,625
                                           ------------
MANUFACTURING -- 4.9%
  AlliedSignal, Inc..........      49,900     3,655,175
  Raychem Corp...............      35,000     2,983,750
  Tyco International Ltd.....      90,000     4,927,500
                                           ------------
                                             11,566,425
                                           ------------
NATURAL GAS -- 1.7%
  Burlington Resources,
   Inc.......................      77,000     4,081,000
                                           ------------
OFFICE & BUSINESS EQUIPMENT -- 0.7%
  Pitney Bowes, Inc..........      28,800     1,699,200
                                           ------------
OIL EQUIPMENT & SERVICES -- 7.3%
  Baker Hughes, Inc..........     115,000     4,211,875
  Dresser Industries, Inc....     115,000     3,766,250
  Halliburton Co.............      50,000     3,012,500
  Schlumberger Limited.......      39,495     4,107,480
  Tidewater, Inc.............      50,000     2,187,500
                                           ------------
                                             17,285,605
                                           ------------
                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
PAPER & FOREST PRODUCTS -- 1.0%
  Fort Howard Corp.+.........      80,000  $  2,265,000
                                           ------------
RETAIL STORES -- 10.8%
  Dayton-Hudson Corp.........      50,000     1,943,750
  Home Depot, Inc............      80,000     4,170,000
  Kohls Corp.+...............      35,000     1,395,624
  Lowe's Companies, Inc......      70,000     2,843,750
  Pep Boys-Manny Moe & Jack..      30,000     1,098,750
  Price Costco, Inc.+........     120,000     2,797,500
  Safeway, Inc...............      30,000     1,218,750
  Sears Roebuck & Co.........      65,000     3,233,750
  Toys 'R' Us, Inc.+.........     120,000     4,140,000
  Wal-Mart Stores, Inc.......      40,000     1,020,000
  Walgreen Co................      35,000     1,461,250
                                           ------------
                                             25,323,124
                                           ------------
TELECOMMUNICATIONS EQUIPMENT -- 1.8%
  Ericsson, (L.N.) Telephone
   Co........................      40,000     1,235,000
  Northern Telecom Ltd.......      45,000     2,958,750
                                           ------------
                                              4,193,750
                                           ------------
TOBACCO -- 4.2%
  Philip Morris..............      95,000     9,796,875
                                           ------------
TRANSPORTATION -- 1.0%
  Harley-Davidson, Inc.......      55,000     2,440,624
                                           ------------
  TOTAL COMMON STOCK                        222,842,969
    (Cost $187,471,134)                    ------------

                             See Accompanying Notes

[LOGO]                      PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA EQUITY FUND
(UNAUDITED)

                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
TEMPORARY INVESTMENTS -- 5.2%
  Federated Investors Prime
   Obligations Fund..........       8,233  $      8,233
  Fidelity Domestic Market
   Portfolio.................  12,179,466    12,179,466
                                           ------------
  TOTAL TEMPORARY INVESTMENTS............    12,187,699
    (Cost $12,187,699)                     ------------
  TOTAL INVESTMENTS -- 100.0%              $235,030,668
    (Cost $199,658,833*)                   ============
  *Cost for Federal income tax purposes -- $199,763,296

  +Non-income producing.
  The gross unrealized appreciation
  (depreciation) for Federal income tax
  purposes is as follows:
  Gross appreciation.....................  $ 35,745,626
  Gross depreciation.....................      (478,254)
                                           ------------
                                           $ 35,267,372
                                           ------------

                             See Accompanying Notes

[LOGO]                      FINANCIAL HIGHLIGHTS

                            ARMADA EQUITY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                   FOR THE SIX MONTHS
                                         ENDED                      FOR THE YEAR                 FOR THE YEAR
                                   NOVEMBER 30, 1996                   ENDED                        ENDED
                                      (UNAUDITED)                   MAY 31, 1996                 MAY 31, 1995
                               --------------------------     ------------------------     ------------------------
                               INSTITUTIONAL      RETAIL      INSTITUTIONAL     RETAIL     INSTITUTIONAL     RETAIL
                               --------------     -------     -------------     ------     -------------     ------
Net asset value, beginning of
 period                           $  18.02        $ 18.05       $   14.77       $14.79       $   13.66       $13.68
                                    ------         ------          ------       ------          ------       ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income                 .05            .03             .14          .10             .21          .18
 Net gain on securities
   (realized and unrealized)          2.67           2.68            3.46         3.47            1.21         1.21
                                    ------         ------          ------       ------          ------       ------
   Total from investment
    operations                        2.72           2.71            3.60         3.57            1.42         1.39
                                    ------         ------          ------       ------          ------       ------
LESS DISTRIBUTIONS
 Dividends from net
   investment income                  (.05)          (.03)           (.14)        (.10)           (.20)        (.17)
 Dividends in excess of net
   investment income                  (.00)          (.00)           (.02)        (.02)           (.00)        (.00)
 Dividends from net realized
   capital gains                      (.00)          (.00)           (.19)        (.19)           (.00)        (.00)
 Dividends in excess of net
   realized capital gains             (.00)          (.00)           (.00)        (.00)           (.11)        (.11)
                                    ------         ------          ------       ------          ------       ------
   Total distributions                (.05)          (.03)           (.35)        (.31)           (.31)        (.28)
                                    ------         ------          ------       ------          ------       ------
Net asset value, end of
 period                           $  20.69        $ 20.73       $   18.02       $18.05       $   14.77       $14.79
                                    ======         ======          ======       ======          ======       ======
TOTAL RETURN                         32.45%(4)      32.20%(3,4)       24.61%     24.34%(3)       10.62%       10.35%(3)
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
   (in 000's)                     $234,322        $ 6,837       $ 166,671       $6,013       $ 119,634       $5,974
Ratio of expenses to average
 net assets                            .96%(4)       1.21%(4)        1.01%(1)     1.26%(2)        1.01%(1)     1.27%(2)
Ratio of net investment
 income to average net assets          .56%(4)        .31%(4)         .85%(1)      .60%(2)        1.53%(1)     1.23%(2)
Portfolio turnover rate                 94%            94%             74%          74%             17%          17%
Average commission rate           $   0.05        $  0.05       $     .06       $  .06              --           --


                                     FOR THE YEAR                 FOR THE YEAR                 FOR THE YEAR
                                        ENDED                        ENDED                        ENDED
                                     MAY 31, 1994                 MAY 31, 1993                 MAY 31, 1992
                               ------------------------     ------------------------     ------------------------
                               INSTITUTIONAL     RETAIL     INSTITUTIONAL     RETAIL     INSTITUTIONAL     RETAIL
                               -------------     ------     -------------     ------     -------------     ------
Net asset value, beginning of
 period                           $ 13.78        $13.80        $ 13.13        $13.13        $ 12.35        $12.35
                                   ------        ------         ------        ------         ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income                .18           .15            .27           .23            .30           .25
 Net gain on securities
   (realized and unrealized)          .01           .00            .67           .68            .78           .78
                                   ------        ------         ------        ------         ------
   Total from investment
    operations                        .19           .15            .94           .91           1.08          1.03
                                   ------        ------         ------        ------         ------
LESS DISTRIBUTIONS
 Dividends from net
   investment income                 (.18)         (.15)          (.27)         (.23)          (.30)         (.25)
 Dividends in excess of net
   investment income                 (.01)         (.00)          (.02)         (.01)          (.00)         (.00)
 Dividends from net realized
   capital gains                     (.11)         (.11)          (.00)         (.00)          (.00)         (.00)
 Dividends in excess of net
   realized capital gains            (.01)         (.01)          (.00)         (.00)          (.00)         (.00)
                                   ------        ------         ------        ------         ------
   Total distributions               (.31)         (.27)          (.29)         (.24)          (.30)         (.25)
                                   ------        ------         ------        ------         ------
Net asset value, end of
 period                           $ 13.66        $13.68        $ 13.78        $13.80        $ 13.13        $13.13
                                   ======        ======         ======        ======         ======
TOTAL RETURN                         1.41%         1.12%(3)       7.20%         7.00%(3)       8.90%         8.48%(3)
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
   (in 000's)                     $90,446        $7,521        $85,256        $7,707        $48,673        $2,767
Ratio of expenses to average
 net assets                          1.07%         1.32%           .34%(1)       .59%(2)        .26%(1)       .51%(2)
Ratio of net investment
 income to average net assets        1.33%         1.08%          2.13%(1)      1.88%(2)       2.36%(1)      2.15%(2)
Portfolio turnover rate                15%           15%            15%           15%             9%            9%
Average commission rate                --            --             --            --             --            --

(1) The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been 1.03% and .83%, and 1.02% and 1.51%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the years ended May 31, 1993 and 1992 would have been 1.01% and 1.46%, and 1.01% and 1.61%, respectively.

(2) The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been 1.28% and .58%, and 1.28% and 1.22%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the years ended May 31, 1993 and 1992 would have been 1.26% and 1.21%, and 1.27% and 1.40%, respectively.

(3) Total return excludes sales charge.

(4) Annualized.

                             See Accompanying Notes

[LOGO]                      PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA EQUITY INCOME FUND
(UNAUDITED)

                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
COMMON STOCK -- 95.5%
AEROSPACE -- 5.1%
  Boeing Co..................      12,540  $  1,246,162
  General Dynamics Corp......      12,500       921,875
  United Technologies
   Corp......................      17,400     2,440,350
                                           ------------
                                              4,608,387
                                           ------------

AUTO-TRUCKS -- 2.2%
  Chrysler Corporation.......      21,600       766,800
  Ford Motor Co..............      38,500     1,260,875
                                           ------------
                                              2,027,675
                                           ------------

AUTOMOTIVE PARTS-EQUIPMENT -- 0.9%
  Genuine Parts Co...........      19,000       855,000
                                           ------------
BANKING -- 15.7%
  Banc One Corp..............      16,500       785,812
  BankAmerica Corp...........      15,600     1,606,800
  Bankers Trust New York
   Corp......................      15,300     1,331,100
  Citicorp...................      19,750     2,157,687
  Fleet Financial Group,
   Inc.......................      18,700     1,035,513
  Mellon Bank Corp...........      17,100     1,235,475
  Morgan (J.P.) & Co.,
   Inc.......................      10,200       962,625
  Norwest Corp...............      36,000     1,683,000
  PNC Bank Corp..............      25,800     1,019,100
  Wachovia Corp..............      18,600     1,116,000
  Wells Fargo & Co. .........       4,800     1,366,200
                                           ------------
                                             14,299,312
                                           ------------
BUILDING & BUILDING SUPPLIES -- 1.3%
  Armstrong World Industries,
   Inc.......................       4,000       301,000
  Masco Corp.................      25,000       912,500
                                           ------------
                                              1,213,500
                                           ------------
BUSINESS SERVICES -- 0.4%
  Dun & Bradstreet Corp......      13,900       314,488
  AC Neilsen Corp............       4,633        80,503
                                           ------------
                                                394,991
                                           ------------

                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------

CHEMICALS -- 5.5%
  Betz Laboratories, Inc.....      19,000  $  1,099,625
  Dow Chemical Co............       7,000       586,250
  E.I. duPont de Nemours &
   Co........................      19,300     1,819,025
  RPM, Inc. OH...............      63,500     1,154,906
  WD-40 Co...................       5,500       284,625
                                           ------------
                                              4,944,431
                                           ------------

COMPUTERS -- 3.5%
  International Business
   Machines Corp.............  19,800....     3,155,625
                                           ------------

DIVERSIFIED -- 2.9%
  Minnesota Mining &
   Manufacturing Co..........      14,700     1,231,125
  Textron, Inc...............       9,300       886,988
  Cognizant Corp.............      13,900       479,550
                                           ------------
                                              2,597,663
                                           ------------

DRUGS & HEALTH CARE -- 1.2%
  Bristol Myers Squibb Co....       5,000       568,750
  Pharmacia Upjohn Inc.......      13,800       533,025
                                           ------------
                                              1,101,775
                                           ------------

ELECTRICAL EQUIPMENT -- 2.8%
  General Electric Co........       8,000       832,000
  Hubbell, Inc...............      21,000       882,000
  Thomas & Betts Corp........      18,500       837,125
                                           ------------
                                              2,551,125
                                           ------------

                             See Accompanying Notes

[LOGO]                      PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA EQUITY INCOME FUND
(UNAUDITED)

                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
FINANCIAL SERVICES -- 3.4%
  Beneficial Corp............      13,500  $    838,687
  Federal National Mortgage
   Association...............      53,400     2,202,750
                                           ------------
                                              3,041,437
                                           ------------

FOOD & BEVERAGE -- 0.6%
  General Mills, Inc.........       8,200       520,700
                                           ------------

HOME APPLIANCES -- 0.9%
  Maytag Corp................      43,000       822,375
                                           ------------

INSURANCE -- 3.4%
  American General Corp......      21,000       863,625
  Cigna Corp.................       8,800     1,244,100
  Marsh & McLennan Cos.,
   Inc.......................       8,900     1,009,038
                                           ------------
                                              3,116,763
                                           ------------

MACHINERY & HEAVY EQUIPMENT -- 2.1%
  Caterpillar, Inc...........      12,000       949,500
  Cooper Industries, Inc.....      22,500       933,750
                                           ------------
                                              1,883,250
                                           ------------

METALS & MINING -- 2.2%
  Aluminum Company of
   America...................      11,000       699,875
  Cyprus Amax Minerals Co....      17,000       420,750
  USX-US Steel Group Com.....      29,900       900,738
                                           ------------
                                              2,021,363
                                           ------------

NATURAL GAS -- 1.2%
  Consolidated Natural Gas
   Co........................      19,400     1,108,225
                                           ------------

OFFICE & BUSINESS EQUIPMENT -- 1.8%
  Pitney Bowes, Inc..........       8,500       501,500
  Xerox Corp.................      22,600     1,110,225
                                           ------------
                                              1,611,725
                                           ------------
                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
OIL & GAS -- 13.0%
  Amoco Corp.................      18,400  $  1,428,300
  Atlantic Richfield Co......       6,900       959,962
  Chevron Corp...............      28,800     1,929,600
  Exxon Corp.................      32,600     3,084,775
  Mobil Corp.................      19,200     2,323,200
  Royal Dutch Petroleum
   Co........................      12,500     2,123,438
                                           ------------
                                             11,849,275
                                           ------------

OIL EQUIPMENT & SERVICES -- 0.8%
  Schlumberger Ltd...........       7,300       759,200
                                           ------------

PAPER & FOREST PRODUCTS -- 2.1%
  International Paper Co.....      22,600       960,500
  Weyerhaeuser Co............      21,000       966,000
                                           ------------
                                              1,926,500
                                           ------------

RAILROADS -- 1.5%
  Union Pacific Corp.........      22,800     1,328,100
                                           ------------

REAL ESTATE -- 2.1%
  Arden Realty Group+........      29,100       702,037
  Duke Realty Investments
   Inc.......................      17,500       627,812
  Sun Communities, Inc.......      19,000       605,625
                                           ------------
                                              1,935,474
                                           ------------

RETAIL MERCHANDISING -- 3.1%
  Intimate Brands............      30,000       487,500
  May Department Stores
   Co........................      29,100     1,418,625
  Penney (J.C.) Co., Inc.....      10,300       553,625
  Sears Roebuck & Co.........       7,400       368,150
                                           ------------
                                              2,827,900
                                           ------------

TELECOMMUNICATIONS -- 0.9%
  Frontier Corporation.......      32,200       845,250
                                           ------------

                             See Accompanying Notes

[LOGO]                      PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA EQUITY INCOME FUND
(UNAUDITED)

                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
TOBACCO -- 4.1%
  American Brands, Inc.......      34,900  $  1,666,475
  Philip Morris Cos., Inc....       8,300       855,938
  UST, Inc...................      35,400     1,154,925
                                           ------------
                                              3,677,338
                                           ------------

TRUCKING -- 0.4%
  Caliber Systems, Inc.......      17,300       335,187
                                           ------------

UTILITIES-GAS & ELECTRIC -- 0.7%
  LG&E Energy Corp...........      25,000       612,500
                                           ------------

UTILITIES-ELECTRIC -- 4.1%
  Consolidated Edison Co. of
   New York, Inc.............      30,300       878,700
  Dominion Resources,
   Inc.(VA)..................      24,000       915,000
  Florida Progress Corp......      17,500       566,563
  Kansas City Power & Light
   Co........................      10,000       282,500
  Wisconsin Energy Corp......      42,000     1,123,500
                                           ------------
                                              3,766,263
                                           ------------

UTILITIES-TELEPHONE -- 4.3%
  Ameritech Corp.............      22,600     1,330,575
  Bell South Corp............      19,400       783,275
  GTE Corp...................      28,800     1,292,400
  Nynex Corp.................      10,700       496,213
                                           ------------
                                              3,902,463
                                           ------------

UTILITIES-WATER -- 0.3%
  American Water Works Co.,
   Inc.......................      16,000       316,000
                                           ------------
                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
WASTE COLLECTION & DISPOSAL -- 0.7%
  Browning-Ferris Industries,
   Inc.......................      23,400  $    628,875
                                           ------------

MISCELLANEOUS -- 0.3%
  Ogden Corp.................      12,000       232,500
                                           ------------
  TOTAL COMMON STOCK
  (Cost $71,247,303).........                86,818,147
                                           ------------
                     MATURITY      PAR (000)
                     --------     ---------
CORPORATE BONDS -- 0.6%
INSURANCE -- 0.6%
  Chubb Corp. (Aa3, AA)
   6.00%..........   05/15/98    $    400       503,000
                                           ------------
   (Cost $405,294)

                                 NUMBER
                               OF SHARES
                               ----------
TEMPORARY INVESTMENT -- 3.9%
  Fidelity Domestic Market
   Portfolio.................   3,585,469     3,585,469
                                           ------------
   (Cost $3,585,469)
TOTAL INVESTMENTS -- 100%
   (cost
     $75,238,066*)..                       $ 90,906,616
                                           ============

*Also cost for Federal income tax purposes.

+ Non-income producing.

The gross unrealized appreciation (depreciation) for Federal income tax purposes is as follows:

Gross appreciation......................   $16,255,973
Gross depreciation......................      (587,423)
                                           -----------
                                           $15,668,550
                                           ===========

                             See Accompanying Notes

[LOGO]                      FINANCIAL HIGHLIGHTS

                            ARMADA EQUITY INCOME FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              FOR THE SIX MONTHS
                                                    ENDED
                                              NOVEMBER 30, 1996             FOR THE YEAR ENDED           FOR THE PERIOD ENDED
                                                 (UNAUDITED)                   MAY 31, 1996                  MAY 31, 1995
                                          --------------------------   ------------------------     --------------------------
                                          INSTITUTIONAL    RETAIL      INSTITUTIONAL     RETAIL     INSTITUTIONAL(3)   RETAIL(3)
                                          -------------   --------     -------------     ------     --------------     -------
Net asset value, beginning of period.....   $   12.66     $  12.65        $ 11.01        $11.01        $  10.00        $10.26
                                              -------       ------        -------        ------         -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................         .14          .14            .34           .33             .34           .26
  Net gain on securities (realized and
    unrealized)..........................        1.58         1.57           1.79          1.77             .94           .75
                                              -------       ------        -------        ------         -------        ------
    Total from investment operations.....        1.72         1.71           2.13          2.10            1.28          1.01
                                              -------       ------        -------        ------         -------        ------
LESS DISTRIBUTIONS
  Dividends from net investment income...        (.15)        (.14)          (.34)         (.32)           (.27)         (.26)
  Dividends from net realized capital
    gains................................        (.00)        (.00)          (.14)         (.14)           (.00)         (.00)
                                              -------       ------        -------        ------         -------        ------
    Total distributions..................        (.15)        (.14)          (.48)         (.46)           (.27)         (.26)
                                              -------       ------        -------        ------         -------        ------
Net asset value, end of period...........   $   14.23     $  14.22        $ 12.66        $12.65        $  11.01        $11.01
                                              =======       ======        =======        ======         =======        ======
TOTAL RETURN.............................       29.25%(4)    28.96%(4,5)    19.72%        19.37%(5)       14.34%(4)     13.18%(4,5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's).....   $  91,105     $    320        $61,978        $  263        $ 36,194        $  125
Ratio of expenses to average net
  assets.................................        1.00%(4)     1.25%(4)       1.06%(1)      1.31%(2)         .99%(1,4)    1.41%(2,4)
Ratio of net investment income to average
  net assets.............................        2.46%(4)     2.19%(4)       3.02%(1)      2.75%(2)        3.87%(1,4)    3.45%(2,4)
Portfolio turnover rate..................          13%          13%            53%           53%             12%           12%
Average commission rate..................   $    0.06     $   0.06        $  0.07        $ 0.07              --            --

1 The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Institutional class for the year ended May 31, 1996 would have been 1.08% and 3.00%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers, Administrator, and Custodian for the Institutional class for the period ended May 31, 1995 would have been 1.21% and 3.66%, respectively.

2 The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Retail class for the year ended May 31, 1996 would have been 1.32% and 2.74%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers, Administrator, and Custodian for the Retail class for the period ended May 31, 1995 would have been 1.45% and 3.40%, respectively.

3 Institutional and Retail classes commenced operations on July 1, 1994 and August 22, 1994, respectively.

4 Annualized.

5 Total return excludes sales charge.

                             See Accompanying Notes

[LOGO]                      FINANCIAL STATEMENTS

                            STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996
(unaudited)

                                                                            MID CAP                           EQUITY
                                                                         REGIONAL FUND     EQUITY FUND      INCOME FUND
                                                                         -------------     ------------     -----------
ASSETS
Investments at value (Cost $116,101,264, $199,658,833, and
  $75,238,066, respectively)..........................................   $130,519,709      $235,030,668     $90,906,616
Interest and dividends receivable.....................................        163,435           390,758         360,153
Receivable for Fund shares sold.......................................        792,607           446,133         230,378
Receivable for investments sold.......................................        670,451         6,648,470              --
Prepaid expenses......................................................         15,492             3,795          16,197
                                                                         -------------     ------------     -----------
TOTAL ASSETS..........................................................    132,161,694       242,519,824      91,513,344
                                                                         -------------     ------------     -----------
LIABILITIES
Payable for Fund shares redeemed......................................          8,990           515,422           1,423
Payable for investments purchased.....................................        795,613           569,350              --
Accrued expenses......................................................        129,341           276,172          86,382
                                                                         -------------     ------------     -----------
TOTAL LIABILITIES.....................................................        933,944         1,360,944          87,805
                                                                         -------------     ------------     -----------
NET ASSETS............................................................   $131,227,750      $241,158,880     $91,425,539
                                                                         ==============    ============     ===========
NET ASSETS CONSIST OF:
Paid-in capital.......................................................   $106,410,663      $153,858,101     $71,883,223
Undistributed net investment income...................................        707,943           208,819         375,208
Undistributed net realized gain on investments sold...................      9,690,699        51,720,125       3,498,558
Net unrealized appreciation on investments............................     14,418,445        35,371,835      15,668,550
                                                                         -------------     ------------     -----------
                                                                         $131,227,750      $241,158,880     $91,425,539
                                                                         ==============    ============     ===========
Net Assets -- Institutional class.....................................   $126,968,010      $234,322,321     $91,105,472
Shares outstanding -- Institutional class.............................      9,029,837        11,324,776       6,403,761
Net asset value, Offering price and Redemption price per share --
  Institutional class.................................................   $      14.06      $      20.69     $     14.23
                                                                         ==============    ============     ===========
Net Assets -- Retail class............................................   $  4,259,740      $  6,836,559     $   320,067
Shares outstanding -- Retail class....................................        307,035           329,869          22,512
Net asset value and Redemption price per share -- Retail class........   $      13.87      $      20.73     $     14.22
                                                                         ==============    ============     ===========
Maximum sales charge -- Retail class..................................           3.75%             3.75%           3.75%
Maximum offering price per Retail share...............................   $      14.41      $      21.54     $     14.77
                                                                         ==============    ============     ===========

                             See Accompanying Notes

[LOGO]                      FINANCIAL STATEMENTS

                            STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED NOVEMBER 30, 1996
(UNAUDITED)

                                                                            MID CAP                          EQUITY
                                                                         REGIONAL FUND     EQUITY FUND     INCOME FUND
                                                                         -------------     -----------     -----------
INVESTMENT INCOME:
  Dividends............................................................  $  1,015,914      $1,311,005      $1,232,631
  Interest.............................................................            --         155,608         108,038
  Less foreign taxes withheld..........................................            --              --          (4,755)
                                                                          ------------     -----------     -----------
  Total investment income..............................................     1,015,914       1,466,613       1,335,914
                                                                          ------------     -----------     -----------
EXPENSES:
  Investment Advisory fees.............................................       431,040         726,137         289,855
  Administration fees..................................................        57,472          95,362          38,647
  12b-1 fees...........................................................        22,989          38,727          15,459
  Transfer Agent fees..................................................        12,283          21,559          17,297
  Custodian fees.......................................................        10,840          14,878           7,809
  Registration and filing fees.........................................         6,641           8,933           7,134
  Shareholder servicing fees -- Retail class only......................         5,397           7,679             352
  Legal fees...........................................................         3,488           7,485           2,745
  Distribution fees....................................................         3,030           5,016           2,007
  Printing and shareholder reports.....................................         1,332           4,493             242
  Audit fees...........................................................         1,250           2,478             809
  Trustees' fees.......................................................         1,147           2,273             743
  Insurance............................................................           414             866             258
  Miscellaneous........................................................           301             478             147
  Amortization of organization costs...................................         1,852              --           2,229
                                                                          ------------     -----------     -----------
  Total expenses.......................................................       559,476         936,364         385,733
                                                                          ------------     -----------     -----------
NET INVESTMENT INCOME..................................................       456,438         530,249         950,181
                                                                          ------------     -----------     -----------
REALIZED AND UNREALIZED GAIN/ (LOSS) ON INVESTMENTS
  Net realized gain on investments sold................................     5,098,719      35,811,935       1,156,381
  Net change in unrealized appreciation on investments.................     3,395,091      (1,590,147)      8,703,053
                                                                          ------------     -----------     -----------
  Net gain on investments..............................................     8,493,810      34,221,788       9,859,434
                                                                          ------------     -----------     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $  8,950,248     $34,752,037     $10,809,615
                                                                          ============     ===========     ===========

                             See Accompanying Notes

[LOGO]                      FINANCIAL STATEMENTS

                            STATEMENT OF CHANGES IN NET ASSETS

                                    MID CAP REGIONAL FUND                EQUITY FUND                 EQUITY INCOME FUND
                                 ----------------------------    ----------------------------    ---------------------------
                                   FOR THE                         FOR THE                         FOR THE
                                  SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                    ENDED          FOR THE          ENDED          FOR THE          ENDED          FOR THE
                                 NOVEMBER 30,     YEAR ENDED     NOVEMBER 30,     YEAR ENDED     NOVEMBER 30,    YEAR ENDED
                                     1996          MAY 31,           1996          MAY 31,           1996          MAY 31,
                                 (UNAUDITED)         1996        (UNAUDITED)         1996        (UNAUDITED)        1996
                                 ------------    ------------    ------------    ------------    ------------    -----------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.......... $    456,438   $    624,287    $    530,249    $  1,249,081    $   950,181     $ 1,490,209
  Net realized gain on
    investments sold.............    5,098,719      6,946,356      35,811,935      18,678,577      1,156,381       3,007,247
  Net change in unrealized
    appreciation on
    investments..................    3,395,091      8,581,960      (1,590,147)     12,169,917      8,703,053       4,208,227
                                  ------------    -----------    ------------    ------------    -----------     -----------
  Net increase in net assets
    resulting from operations....    8,950,248     16,152,603      34,752,037      32,097,575     10,809,615       8,705,683
                                  ------------    -----------    ------------    ------------    -----------     -----------
Distributions to shareholders
  from net investment income.....           --       (624,287)       (510,537)     (1,249,081)      (916,616)     (1,380,857)
Distributions to shareholders in
  excess of net investment
  income.........................           --         (4,975)             --        (169,648)            --              --
Distributions to shareholders
  from net realized capital
  gains..........................           --     (4,190,871)             --      (1,688,639)            --        (571,832)
Increase in net assets derived
  from capital share
  transactions...................   18,281,428     38,103,845      34,234,016      18,085,295     19,291,499      19,169,791
                                  ------------    -----------    ------------    ------------    -----------     -----------
Total increase in net assets.....   27,231,676     49,436,315      68,475,516      47,075,502     29,184,498      25,922,785
                                  ------------    -----------    ------------    ------------    -----------     -----------
NET ASSETS:
Beginning of period..............  103,996,074     54,559,759     172,683,364     125,607,862     62,241,041      36,318,256
                                  ------------    -----------    ------------    ------------    -----------     -----------
End of period.................... $131,227,750   $103,996,074    $241,158,880    $172,683,364    $91,425,539     $62,241,041
                                  ============   ============    ============    ============    ===========     ===========
END OF PERIOD UNDISTRIBUTED NET
  INVESTMENT INCOME.............. $    707,943   $    251,505    $    208,819    $    189,107    $   375,208     $   341,643
                                  ============   ============    ============    ============    ===========     ===========

                             See Accompanying Notes

[LOGO]              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

  Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund which is authorized to issue thirty-two classes of shares of beneficial interest, each of which evidences an interest in one of 16 investment funds:

  Money Market Fund
(Class A "Institutional" shares and Class A-Special Series 1 "Retail" shares)

  Government Fund
(Class B "Institutional" shares and Class B-Special Series 1 "Retail" shares)

  Treasury Fund
(Class C "Institutional" shares and Class C-Special Series 1 "Retail" shares)

  Tax Exempt Fund
(Class D "Institutional" shares and Class D-Special Series 1 "Retail" shares)

  Equity Fund
(Class H "Institutional" shares and Class H-Special Series 1 "Retail" shares)

  Fixed Income Fund
(Class I "Institutional" shares and Class I-Special Series 1 "Retail" shares)

  Ohio Tax Exempt Fund
(Class K "Institutional" shares and Class K-Special Series 1 "Retail" shares)

  National Tax Exempt Fund
(Class L "Institutional" shares and Class L-Special Series 1 "Retail" shares)

  Equity Income Fund
(Class M "Institutional" shares and Class M-Special Series 1 "Retail" shares)

  Mid Cap Regional Fund
(Class N "Institutional" shares and Class N-Special Series 1 "Retail" shares)

  Enhanced Income Fund
(Class O "Institutional" shares and Class O-Special Series 1 "Retail" shares)

  Total Return Advantage Fund
(Class P "Institutional" shares and Class P-Special Series 1 "Retail" shares)

  Pennsylvania Tax Exempt Fund
(Class Q "Institutional" shares and Class Q-Special Series 1 "Retail" shares)

  Intermediate Government Fund
(Class R "Institutional" shares and Class R-Special Series 1 "Retail" shares)

  GNMA Fund
(Class S "Institutional" shares and Class S-Special Series 1 "Retail" shares)

  Pennsylvania Municipal Fund
(Class T "Institutional" shares and Class T-Special Series 1 "Retail" shares)

  As of the date of this report, the National Tax Exempt Fund has not commenced operations.

  FUND REORGANIZATION: On May 3, 1996, Integra Financial Corporation ("Integra Financial") merged into National City Corporation ("National City"). Integra Trust Company, an affiliate of Integra Financial, served as Investment Adviser to Inventor Funds, Inc. ("Inventor"). On May 2, 1996, the execution of new investment advisory agreements between Inventor and affiliates of National City received shareholder approval.

  On February 15 and March 18, 1996, the respective Boards of Trustees of the Trust and Inventor each approved the Agreement and Plan of Reorganization between the Trust and Inventor (the "Agreement"). Subsequently, a proxy solicitation to approve the components of the Agreement was

[LOGO]                  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

executed, the results of which for each of the Inventor Funds are listed below:

                                   SHARES VOTED
                          ------------------------------- PERCENT
                              FOR     AGAINST    ABSTAIN   VOTED
                          ----------- --------  --------- --------
Inventor Pennsylvania
 Tax-Exempt Money Market
 Fund....................  36,822,578  95,225     267,862    54%
Inventor Pennsylvania
 Municipal Bond Fund.....   3,386,184      --       3,300    88%
Inventor Intermediate
 Government Securities
 Fund....................   8,128,329   2,217      12,189    91%
Inventor GNMA Securities
 Fund....................   5,504,614   7,087      14,280    92%
Inventor Equity Growth
 Fund....................   4,185,300   6,923       2,554    92%

  The Reorganization was executed on September 9, 1996.

  As part of the Reorganization, on September 9, 1996, the Inventor Equity Growth Fund transferred all of its assets and liabilities with an approximate value of $47,517,535 in exchange for shares of Armada Equity Fund. The Reorganization was executed as a tax-free reorganization in accordance with
Section 368(a)(1)(C) of the Internal Revenue Code of 1986 (the "Internal Revenue Code"), as amended.

  In accordance with Agreement provisions, the Trust and Inventor were each responsible for the payment of their own expenses incurred in connection with the Reorganization to the extent not borne by their respective Investment Advisers. Accordingly, the Trust absorbed approximately $200,000 in costs connected with the Reorganization, which has been allocated among the various Funds in the Trust. No such costs were borne by Inventor.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  The following is a summary of significant accounting policies followed by the Mid Cap Regional, Equity and Equity Income Funds (the "Funds") in preparation of their financial statements.

  PORTFOLIO VALUATION: Investments in securities traded on an exchange are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which no quotations are readily available are valued under procedures approved by the Board of Trustees. Absent unusual circumstances, short-term investments having maturities of 60 days or less are valued on the basis of amortized cost.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income of the Equity and Equity Income Funds are declared and paid quarterly; dividends from the net investment income of the Mid Cap Regional Fund are declared and paid annually. With respect to each Fund, net income for dividend purposes consists of dividends, interest income, and discount earned (including both original issue and market discount), less amortization of any market premium and accrued expenses. Any net realized capital gains will be distributed at least annually.

[LOGO]              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  FEDERAL INCOME TAXES: Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to its shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent distributions from net investment income and realized net capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

  ORGANIZATIONAL COSTS: The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All organization expenses are being amortized on the straight-line method over a period of five years from the date of commencement of operations.

2.  INVESTMENT ADVISERS, DISTRIBUTION FEE AND OTHER RELATED PARTY TRANSACTIONS

  Fees paid by the Trust pursuant to the Advisory Agreements with National City Bank, National City Bank of Columbus and National City Bank of Kentucky (collectively, the "Adviser" or "Advisers"), wholly-owned subsidiaries of National City Corporation, are payable monthly based on the annual rate of .75% of each Fund's average daily net assets. For the period ended November 30, 1996, the Advisers have earned fees as follows:

  Mid Cap Regional Fund                        $431,040
  Equity Fund                                   726,137
  Equity Income Fund                            289,855

  At November 30, 1996, advisory fees accrued and unpaid amounted to:

  Mid Cap Regional Fund                        $ 77,870
  Equity Fund                                   158,061
  Equity Income Fund                             54,008

  Fees paid by the Trust, under a Shareholder Servicing Plan (the "Plan") to NatCity Investments, Inc., a wholly-owned subsidiary of National City Corporation, are payable monthly, based on an aggregate annual rate of up to
 .25% of the average daily net assets of the Retail class of the Mid Cap Regional, Equity, and Equity Income Funds. NatCity Investments, Inc. was paid fees for the period ended November 30, 1996 in the following amounts:

  Mid Cap Regional Fund                        $ 2,086
  Equity Fund                                    3,198
  Equity Income Fund                               131

  National City Bank, a wholly-owned subsidiary of National City Corporation, serves as the Funds' Custodian. For the period ended November 30, 1996, National City Bank has earned custodian fees as follows:

  Mid Cap Regional Fund                        $ 10,840
  Equity Fund                                    14,878
  Equity Income Fund                              7,809

  440 Financial Distributors, Inc., a wholly-owned subsidiary of The Shareholder Services Group, Inc., and an indirect wholly-owned subsidiary of First Data Corp. ("Distributor"), serves as the Trust's Distributor. Under the Trust's Distribution Agreement and related Distribution Plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, each Fund reimburses the Distributor monthly for the direct and indirect expenses incurred by the Distributor in providing Fund advertising, marketing, prospectus printing and other distribution services up to a maximum of .10% per annum of the average daily net assets of

[LOGO]              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

each Fund, inclusive of an annual distribution fee of $250,000 which is payable monthly and accrued daily among the investment funds with respect to which the Distributor is distributing shares.

  Pursuant to the Board of Trustees approval on November 15, 1996, SEI Financial Services Company has been appointed as the Trust's Distributor and will commence services as such in 1997.

  Each Trustee receives an annual fee of $7,500 plus $2,500 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $2,500 per annum for services in such capacity. Such fees are paid for services rendered to all of the Funds and are allocated accordingly. No person who is an officer, director, trustee, or employee of the Investment Advisers, Distributor, or of any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

  Expenses for the period ended November 30, 1996 include legal fees paid to Drinker Biddle & Reath. A partner of that firm is Secretary of the Trust.

3. PURCHASES AND SALES OF SECURITIES

  During the period ended November 30, 1996, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                               PURCHASES         SALES
                              ------------    ------------
  Mid Cap Regional Fund       $ 57,515,382    $ 34,605,252
  Equity Fund                  168,836,155     160,140,302
  Equity Income Fund            27,160,788       9,849,185

4. SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized on the following page for the Mid Cap Regional, Equity, and Equity Income Funds.

[LOGO]                   NOTES TO FINANCIAL STATEMENTS

                                                                               FOR THE PERIOD ENDED NOVEMBER 30, 1996
                                                                    -------------------------------------------------------------
                                                                        INSTITUTIONAL CLASS                  RETAIL CLASS
                                                                    ----------------------------      ---------------------------
                                                                      SHARES           VALUE            SHARES          VALUE
                                                                    ----------     -------------      ----------     ------------
                                                                            (UNAUDITED)                       (UNAUDITED)
MID CAP REGIONAL FUND
Shares sold.....................................................     1,826,101     $  23,900,155          17,403     $    222,492
Shares reinvested...............................................            --                --              --               --
Shares repurchased..............................................      (375,419)       (4,906,831)        (73,623)        (934,388)
                                                                     ---------      ------------        --------      -----------
Net increase (decrease).........................................     1,450,682     $  18,993,324         (56,220)    $   (711,896)
                                                                     =========      ============        ========      ===========
EQUITY FUND
Shares sold.....................................................     4,275,559     $  74,374,184          28,379     $    528,600
Shares issued in Reorganization.................................     2,631,093        47,517,535              --               --
Shares reinvested...............................................         1,689            31,404             499            9,136
Shares repurchased..............................................    (4,833,216)      (87,629,474)        (32,138)        (597,369)
                                                                     ---------      ------------        --------      -----------
Net increase (decrease).........................................     2,075,125     $  34,293,649          (3,260)    $    (59,633)
                                                                     =========      ============        ========      ===========
EQUITY INCOME FUND
Shares sold.....................................................     1,843,827     $  23,535,894           1,728     $     22,044
Shares reinvested...............................................        27,338           350,370             226            2,897
Shares repurchased..............................................      (362,432)       (4,616,574)           (238)          (3,132)
                                                                     ---------      ------------        --------      -----------
Net increase....................................................     1,508,733     $  19,269,690           1,716     $     21,809
                                                                     =========      ============        ========      ===========

                                                                                   FOR THE YEAR ENDED MAY 31, 1996
                                                                     ------------------------------------------------------------
                                                                         INSTITUTIONAL CLASS                 RETAIL CLASS
                                                                     ---------------------------      ---------------------------
                                                                       SHARES          VALUE            SHARES          VALUE
                                                                     ----------     ------------      ----------     ------------
MID CAP REGIONAL FUND
Shares sold......................................................     3,553,432     $ 43,074,191         132,190     $  1,555,313
Shares reinvested................................................       164,496        1,952,570          23,802          279,433
Shares repurchased...............................................      (617,848)      (7,454,369)       (109,477)      (1,303,293)
                                                                      ---------     ------------        --------      -----------
Net increase.....................................................     3,100,080     $ 37,572,392          46,515     $    531,453
                                                                      =========     ============        ========      ===========
EQUITY FUND
Shares sold......................................................     2,422,785     $ 40,752,444          24,434     $    410,314
Shares reinvested................................................        85,415        1,411,255           6,672          110,500
Shares repurchased...............................................    (1,360,891)     (22,930,435)       (102,003)      (1,668,783)
                                                                      ---------     ------------        --------      -----------
Net increase (decrease)..........................................     1,147,309     $ 19,233,264         (70,897)    $ (1,147,969)
                                                                      =========     ============        ========      ===========
EQUITY INCOME FUND
Shares sold......................................................     1,795,994     $ 21,331,893          15,409     $    182,565
Shares reinvested................................................        91,943        1,090,733             646            7,713
Shares repurchased...............................................      (279,278)      (3,363,743)         (6,573)         (79,370)
                                                                      ---------     ------------        --------      -----------
Net increase.....................................................     1,608,659     $ 19,058,883           9,482     $    110,908
                                                                      =========     ============        ========      ===========

[LOGO]                      ARMADA FUNDS

BOARD OF TRUSTEES           Robert D. Neary
                              Chairman and President
                              Retired Co-Chairman, Ernst & Young
                              Director, Cold Metal Products, Inc.
                              Director, Zurn Industries, Inc.

                            Thomas R. Benua, Jr.
                              Chairman, EBCO Manufacturing Company
                                 and Subsidiaries
                              Vice President and Executive Committee Member,
                                 Ebtech Corp.

                            Leigh Carter
                              Retired President and Chief Operating
                                 Officer, B.F. Goodrich Company
                              Director, Adams Express Company
                              Director, Lamson & Sessions Company
                              Director, Petroleum & Resources Corp.
                              Director, Morrison Products

                            John F. Durkott
                              President and Chief Operating Officer,
                                 Kittle's Home Furnishings Center, Inc.
                              Partner, Kittle's Bloomington Property Company Partner, KK&D

                            Richard W. Furst, Dean
                              Professor of Finance and Dean,
                                 Carol Martin Gatton College of Business
                                 and Economics, University of Kentucky
                              Director, Studio Plus Hotels, Inc.
                              Director, The Seed Corporation
                              Director, Foam Design, Inc.

                            J. William Pullen
                              President and Chief Executive Officer,
                                 Whayne Supply Company
                              President and Chief Executive Officer,
                                 American Contractors Rentals & Sales

                            Richard B. Tullis
                              Chairman Emeritus, Harris Corporation
                              Director, NACCO Materials Handling Group, Inc. Director, Hamilton Beach/Proctor-Silex, Inc. Director, Waste-Quip, Inc.

LOGO   ARMADA FUNDS

BOARD OF TRUSTEES           Robert D. Neary
                              Chairman and President
                              Retired Co-Chairman, Ernst & Young
                              Director, Cold Metal Products, Inc.
                              Director, Zurn Industries, Inc.

                            Thomas R. Benua, Jr.
                              Chairman, EBCO Manufacturing Company
                                 and Subsidiaries
                              Vice President and Executive Committee Member,
                                 Ebtech Corp.

                            Leigh Carter
                              Retired President and Chief Operating
                                 Officer, B.F. Goodrich Company
                              Director, Adams Express Company
                              Director, Lamson & Sessions Company
                              Director, Petroleum & Resources Corp.
                              Director, Morrison Products

                            John F. Durkott
                              President and Chief Operating Officer,
                                 Kittle's Home Furnishings Center, Inc.
                              Partner, Kittle's Bloomington Property Company Partner, KK&D

                            Richard W. Furst, Dean
                              Professor of Finance and Dean,
                                 Carol Martin Gatton College of Business
                                 and Economics, University of Kentucky
                              Director, Studio Plus Hotels, Inc.
                              Director, The Seed Corporation
                              Director, Foam Design, Inc.

                            J. William Pullen
                              President and Chief Executive Officer,
                                 Whayne Supply Company
                              President and Chief Executive Officer,
                                 American Contractors Rentals & Sales

                            Richard B. Tullis
                              Chairman Emeritus, Harris Corporation
                              Director, NACCO Materials Handling Group, Inc. Director, Hamilton Beach/Proctor-Silex, Inc. Director, Waste-Quip, Inc.

[ARMADA FUNDS LOGO]
                                                           BULK RATE
4400 Computer Drive                                       U.S. POSTAGE
Westborough, Massachusetts 01581                             PAID
                                                          CLEVELAND, OH
                                                          PERMIT NO. 1



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